Commitments	12 Months Ended
Dec. 31, 2020
Commitments [Abstract]
Commitments

Note 16 — Commitments

The Group leases certain office premises under non-cancelable leases. Rent expenses under operating leases for the year ended December 31, 2020, 2019 and 2018 were approximately $683,000, $592,000 and $548,000, respectively.

Future minimum payments under non-cancelable operating leases were as follows at December 31, 2020:

Year Ended December 31,
2021	$646,930
2022	209,556
2023	3,736
$860,222